CALIFORNIA RESOURCES CORPORATION



“Charting a new course”

2021 Strategy Day

March 18, 2021

Presenters:

Mac McFarland
Chairman & Interim CEO

Francisco Leon
EVP & CFO

Also In Attendance:

Shawn Kerns
EVP, Operations & Engineering

Michael Preston
Senior EVP, CAO and General Counsel



Forward Looking / Cautionary Statements – Certain Terms

The information included herein contains forward-looking statements that involve risks and uncertainties that could materially affect our expected results of operations, liquidity, cash flows and business prospects. Such statements are based on certain assumptions based on management's experience, expectations and perception of historical trends, current conditions, anticipated future developments and other factors believed to be appropriate. Forward-looking statements contained in this presentation include, without limitation, statements, estimates and projections regarding expected production, G&A expenses, adjusted EBITDAX, distributions, asset retirement obligations, discretionary cash flow, capital investment, free cash flow, FCF yield, leverage ratio and liquidity. Such other statements include those regarding our expectations as to our future:

- financial position, liquidity, cash flows and results of operations
- business prospects
- transactions and projects
- operating costs
- operations and operational results including production, hedging and capital investment
- budgets and maintenance capital requirements
- reserves
- type curves
- expected synergies from acquisitions and joint ventures

Actual results may differ from anticipated results, sometimes materially, and reported results should not be considered an indication of future performance. While we believe assumptions or bases underlying our expectations are reasonable and make them in good faith, they almost always vary from actual results, sometimes materially. We also believe third-party statements we cite are accurate but have not independently verified them and do not warrant their accuracy or completeness. Factors (but not necessarily all the factors) that could cause results to differ include:

- our ability to execute our business plan post-emergence
- the volatility of commodity prices and the potential for sustained low oil, natural gas and natural gas liquids prices
- impact of our recent emergence from bankruptcy on our business and relationships
- debt limitations on our financial flexibility
- insufficient cash flow to fund planned investments, interest payments on our debt, debt repurchases or changes to our capital plan
- insufficient capital or liquidity, including as a result of lender restrictions, unavailability of capital markets or inability to attract potential investors
- limitations on transportation or storage capacity and the need to shut-in wells
- inability to enter into desirable transactions including acquisitions, asset sales and joint ventures
- our ability to utilize our net operating loss carryforwards to reduce our income tax obligations
- legislative or regulatory changes, including those related to drilling, completion, well stimulation, operation, maintenance or abandonment of wells or facilities, managing energy, water, land, greenhouse gases (GHGs) or other emissions, protection of health, safety and the environment, or transportation, marketing and sale of our products
- incorrect estimates of reserves and related future cash flows and the inability to replace reserves
- joint ventures and acquisitions and our ability to achieve expected synergies
- the recoverability of resources and unexpected geologic conditions
- incorrect estimates of reserves and related future cash flows and the inability to replace reserves
- changes in business strategy
- production-sharing contracts' effects on production and unit operating costs
- the effect of our stock price on costs associated with incentive compensation
- effects of hedging transactions
- equipment, service or labor price inflation or unavailability
- availability or timing of, or conditions imposed on, permits and approvals
- lower-than-expected production, reserves or resources from development projects, joint ventures or acquisitions, or higher-than-expected decline rates
- disruptions due to accidents, mechanical failures, power outages, transportation or storage constraints, natural disasters, labor difficulties, cyber attacks or other catastrophic events
- pandemics, epidemics, outbreaks, or other public health events, such as the COVID-19
- factors discussed in Item 1A, Risk Factors in CRC's Annual Report on Form 10-K for the year ended December 31, 2020 available at www.crc.com.

Words such as "anticipate," "believe," "continue," "could," "estimate," "expect," "goal," "intend," "likely," "may," "might," "plan," "potential," "project," "seek," "should," "target, "will" or "would" and similar words that reflect the prospective nature of events or outcomes typically identify forward-looking statements. Any forward-looking statement speaks only as of the date on which such statement is made, and we undertake no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law.
This presentation includes estimates of our proved reserves volumes and the related PV-10 of cash flows as of December 31, 2020, based on assumed average realized prices of $60 per barrel for oil. $38.75 per barrel of NGLs and $2.75 per Mcf for natural gas. These reserve estimates were otherwise prepared on the same basis as our estimated proved reserve volumes and PV-10 of cash flows based on SEC pricing. These reserve estimates were prepared by our internal reserve engineers and have not been audited by our independent petroleum reserve engineers.

This presentation includes certain financial measures that are not calculated in accordance with GAAP. These measures include (i) Adjusted EBITDAX, (ii) discretionary cash flow, (iii) free cash flow and (iv) net debt. For all historical non-GAAP financial measures please see the Investor Relations page at www.crc.com for a reconciliation to the closest GAAP measure and other additional information. Please see appendix slides 27 through 29 for information on 2021 estimated measures. See the Investor Relations page at www.crc.com for additional information about 3P reserves and other hydrocarbon resource quantities, PV-10 and standardized measure, finding and development (F&D) costs, recycle ratio calculations, reserve replacement ratios, debt-adjusted shares calculations and drilling locations.

CRC : Strong Foundation and Quality Investment Opportunity



CASH ADVANTAGED BUSINESS MODEL

- Conventional, stacked pay assets offer low to mid-teens decline, low reinvestment
- High margins: Oil weighted with Brent realizations
- Stable foundation of 1P reserves even more geared to oil, 86% developed
- Integrated midstream provides reliable power and lower costs



STRONG FINANCES

- 1.2x leverage for FY2020 among lowest in E&P group
- Ended 2020 with ample liquidity of $335MM
- $172MM FY 2020 Free Cash Flow[1] excluding one-time bankruptcy related fees of $113MM



REVAMPED STRATEGY

- Drive operational excellence with lower, resilient cost structure
- Follow disciplined, returns-focused capital approach
- Responsibly manage core portfolio with dynamic capital allocation



COMMITTED TO ESG

- Strong safety record with commitment to ESG leadership
- Comprehensive disclosures; attained CDP's highest climate disclosure ranking of all O&G companies with A- in 2019 and 2020
- Dynamic and diverse Board of Directors with 100+ years E&P experience

2020 AVERAGE PRODUCTION



26%
111
Mboepd
12%
62%
Oil
NGL
Gas

2020 PROVED RESERVES[2]



20%
442
Mmboe
$2.4B
PV-10
9%
71%

$5.7B PV-10 of 2020 Proved Reserves @ $60/bbl[3]

(1) Free Cash Flow is a non-GAAP measure. For all historical non-GAAP financial measures please see the Investor Relations page at www.crc.com for a reconciliation to the closest GAAP measure and other additional information. Please see appendix slides 27 through 29 for information on 2021 estimated measures. (2) Represents FY2020 Reserves at SEC prices as of December 31, 2020 and after factoring in price realizations reflect average realized pricing of $42.35 per barrel for oil, $26.42 per barrel for NGLs and $2.28 per Mcf for natural gas (3) Average realized prices used to estimate our reserves were $60 per barrel for oil, $38.75 per barrel of NGLs and $2.50 per Mcf for natural gas. GAAP does not prescribe a standardized measure of reserves on a basis other than SEC pricing. As such, no standardized measure of proved reserves using $60 per barrel for oil, $38.75 per barrel of NGLs and $2.50 per Mcf for natural gas has been provided.

OPTIMIZING THE BUSINESS MODEL WITH A NEW STRATEGY


CALIFORNIA
RESOURCES CORPORATION

CRC Strategic Evaluation Concluded Cash Generation Potential Is Robust

Comprehensive strategic evaluation of business

CRC's Board Operating Committee and executive leadership conducted a comprehensive strategic evaluation of CRC supported by independent advisors

Focus areas of strategic evaluation

The strategic evaluation included all aspects of CRC's business to define the full cash generation potential, including the asset portfolio, operations, and cost structure

Value creation potential

The evaluation concluded that CRC's portfolio has very large potential for cash generation, with quick win opportunities in the areas of well operations, overhead simplifications, and procurement savings

TARGETING SUSTAINABLE FREE CASH FLOW IN EXCESS OF $1.5B OVER THE 2021-25 PERIOD[1]

(1) The Free Cash Flow amount shown is cumulative over the 2021-25 period. Please see footnote 2 to slide 19 for certain assumptions used to calculate Free Cash Flow over the period. Free Cash Flow is a non-GAAP measure. For all historical non-GAAP financial measures please see the Investor Relations page at www.crc.com for a reconciliation to the closest GAAP measure and other additional information. Please see appendix slides 27 through 29 for information on 2021 estimated measures.

Strategic Repositioning Snapshot

	BEFORE 2020	2021 STRATEGY
Business Model	Grow state-wide position Use JV structures to leverage CRC capital Buy and hold	✓ Focus on highest FCF[1] generation fields and simplified business model
Financial Philosophy	Target FCF[1] neutrality Reinvest available cash into the business	✓ Target a robust & sustainable FCF yield[2] Prioritize returns to shareholders
Capital Structure Focus	Fix over-levered balance sheet Work around constraints in the meantime	✓ Simplify balance sheet, lower fixed rate debt cost Target leverage <1.5x, improve credit rating Maintain liquidity of ~$300MM
Cost Structure	Focus oriented towards growth and M&A	✓ Lean & efficient model Low-cost culture with improved profitability in all commodity environments

CRC's Foundation Hasn't Changed

Quality, Low-Decline Asset Base
Strong FCF Generation from Core Fields

Advantageous Brent Realizations
Constructive Regulatory Framework

No Exposure[3] to High Pressure Cyclic Steam or Hydraulic Fracturing
Large Inventory of Conventional Projects

(1) Free Cash Flow is a non-GAAP measure. For all historical non-GAAP financial measures please see the Investor Relations page at www.crc.com for a reconciliation to the closest GAAP measure and other additional information. Please see appendix slides 27 through 29 for information on 2021 estimated measures. (2) Free Cash Flow Yield reflects Free Cash Flow divided by the market cap of the company. (3) Applies to current Long Term Development plan.

CRC's Three Strategic Pillars Built On Solid Financial Foundation

1 COST & OPERATIONAL EXCELLENCE

Simplified, lower cost operating model for mature field management

- Target ~$25 MM opex reductions
- Target ~$70 MM G&A reductions
- Continue top-notch safety and environmental performance

Generate Robust Cash Flow

2 DISCIPLINED INVESTING

Sustain production with low-risk, rapid return investments

- Prioritize highest wellhead returns
- Target ≤ 36 months payout
- Reinvest ~50% of discretionary cash flow[1]

Increase Returns

3 PORTFOLIO MANAGEMENT

Continuously optimize assets for CRC's value proposition

- Core assets: reservoir management to optimize cash flow
- Non-core assets: transform or monetize
- Leverage asset position for ESG projects

Increase Free Cash Flow Yield[2]

STRONG FINANCIAL FOUNDATION

- Targets <1.5x leverage
- Maintains liquidity of ~$300MM
- Prioritizes economic returns to shareholders

Note: Improvement figures based on target 2021E exit run rates compared to FY2020 performance. 2021E Forecast uses $60 per barrel Brent pricing, $38.75 per barrel for NGLs and $2.75 per mcf NYMEX gas. (1) Discretionary cash flow = Adjusted EBITDAX – cash interest – JV distributions – ARO and idle well testing expenses. Discretionary cash flow is a non-GAAP measure. For all historical non-GAAP financial measures please see the Investor Relations page at www.crc.com for a reconciliation to the closest GAAP measure and other additional information. Please see appendix slides 27 through 29 for information on 2021 estimated measures. (2) Free Cash Flow Yield reflects Free Cash Flow divided by the market cap of the company.

Rationalizing Spending Profile Across Categories

	G&A	OPEX	INTEREST EXPENSE
FY 2019	$290 MM	$ 895 MM	$383 MM
FY 2020	$252 MM	$625 MM	$217 MM
Targeted Savings / Interest Reduction	~$70 MM (~27%)	~$25 MM (~4%)	~$160 MM (75%)
FY 2021E	$180 - $190 MM	$600 - $615 MM	$50 - $60MM

CRC's 2021 plan targets ~$95MM[1] of sustainable cost savings

Note: Targeted savings are compared versus FY 2020. (1) Includes G&A and OPEX only

NEW STRATEGY DRIVES FREE CASH FLOW GENERATION AND VALUE



Rationalized Spending Across Categories Improves FCF Breakeven to ~$35 Brent

ANNUAL OPEX DOWN 33%
FROM 2019-2021E

CRC Annual Operating Cost
$ Millions



-33%
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
2019
2020
2021E

$/boe	$19.16	$15.45	~$16.60

- Steep opex decline in 2020 due to cost reduction efforts and austere investment program, and higher production declines from shut-in production
- Revamping 2021 program by returning wells to production and stabilizing oil production

ANNUAL G&A DOWN 38%
FROM 2019-2021E

CRC Annual G&A Expense
$ Millions



-38%
$300
$250
$200
$150
$100
$50
$0
2019
2020
2021E

$/boe	$6.21	$6.23	~$5.00

- Streamlined senior leadership
- Reorganized teams for greater alignment
- Refined compensation structure
- Targeting year-end run rate of $5/boe

SIMPLIFIED DEBT STACK DRIVES INTEREST EXPENSE DOWN ~$330MM FROM 2019

CRC's Transformed Debt Stack
$ Millions



-90%
6,000
5,500
5,000
4,500
4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
0
Pre-Filing 1/1/20
Emergence
12/31/20 PF - Jan 2021 HY Offering

No. of tranches	7	3	2

- High Yield offering further simplified debt stack
- Stronger free cash flow allows for less use of RBL
- Reduced LC balance $39 million since Jan 2020
- Reduced average interest rate

Note: Improvement figures based on target 2021E exit run rates compared to FY2019 performance. Economic targets based on $60 per barrel Brent pricing, $38.75 per barrel for NGLs and $2.75 per mcf NYMEX gas.

FY 2021E Forecast Highlights Focus On Free Cash Flow

	FY 2019	FY 2020	FY 2021E[1]	$/boe	Improvements
Total Production, Mboepd[2]	128	111	**96 – 99**		
Oil Production, Mbopd[2]	80	69	**60 – 62**		
Operating Costs, $MM	$895 $19.16/boe	$625 $15.45/boe	**$600 - $615**	**$16.60 - $17.55**	**~33% from 2019 ~11%/boe**
G&A, $MM	$290 $6.21/boe	$252 $6.23/boe	**$180 - $190**	**$4.98 - $5.42**	**~38% from 2019 ~17%/boe**
Adjusted EBITDAX, $MM[3]	$1,142	$489	**$625 - $725**	**$17.84 - $20.06**	**~38% over 2020 ~57%/boe**
Distributions to Noncontrolling Interest Holders, $MM	$151	$134	**$45 - $55**		
Cash ARO, $MM[4]	$26	$17	**$45- $50**		
Cash Interest, $MM	$439	$95	**$31 - $36**		**~65% from 2020**
Discretionary Cash Flow[3]	$552	$260	**$460 - $560[5]**		**~77% over 2020**
Capital Investment, $MM	$455	$47	**$200 - $225**		
Free Cash Flow, $MM[3]	$269	$172[6]	**$250 - $350**	**$7.13 – $9.69**	**~74% over 2020**
FCF Yield[3,7]		9%[6]	**13% – 18%**		
Net Debt YE Leverage Ratio[3]	4.5x	1.2x	**0.3x – 0.6x**		**~-0.6x from 2020**
YE Liquidity	$331[8]	$335	**~$680**		**+103% from 2020**

2021 estimates include ~ $125-$175 MM of negative hedge impact

Further Upside In Focus:
2021E includes nonrecurring items[9] of ~ $75 MM

2021 midpoint estimates based on $60/bbl Brent

(1) 2021E Forecast uses $60 per barrel Brent pricing, $38.75 per barrel for NGLs and $2.75 per mcf NYMEX gas. (2) 2021E Production range subject to PSC effects. (3) Represent non-GAAP figures. For all historical non-GAAP financial measures please see the Investor Relations page at www.crc.com for a reconciliation to the closest GAAP measure and other additional information. Please see appendix slides 27 through 29 for information on 2021 estimated measures. (4) Cash paid for ARO and idle well testing (5) Includes ~25MM of additional costs which will be incurred to achieve target savings (6) Reflects FCF, excluding one-time restructuring charges of $113MM (7) FCF Yield reflects Free Cash Flow divided by market cap, estimated as of March 17, 2021 (8) Subject to $150MM minimum liquidity requirement applicable at the time and net of $3MM restricted cash (9) Non-recurring items include outflows for distributions to non controlling interests & costs to achieve target savings

Disciplined 2021 Capital Program Within ~40% Of Discretionary Cash Flow[1]

2021E CAPITAL PROGRAM OF $200MM - $225MM


Infrastructure and Other $45-$50MM
Total
$200-$225MM
90% of D&C / WO Capital in core fields[2]
Capital Workovers $35-$40MM
Drilling $120-$135MM

DISCIPLINED CAPITAL SUPPORTS STABLE CRUDE VOLUMES


Oil Production (Mbopd)
90
80
70
60
50
40
30
20
10
0
Reinvestment Rate (%)
160%
120%
80%
40%
0%
2020 Exit Rate
40%
50%
2018
2019
2020
2021E
2022E+
Oil Production
High End of Range
Reinvestment Rate[3]

- Resulting Production: ~96-99 Mboepd total, ~60-62 Mbopd oil
- High-grades, low-risk, rapid payout opportunities in core focus fields
- Drilling and workover program expected to deliver IRRs of ~80% and paybacks within ~25 months[4]

- Spend reviewed quarter-by-quarter for maximum flexibility
- Program spend ramps-up by quarter, subject to commodity prices
- Includes ~$40MM deferred 2020 costs for non-critical infrastructure, mechanical integrity and maintenance

(1) Represent non-GAAP figures. For all historical non-GAAP financial measures please see the Investor Relations page at www.crc.com for a reconciliation to the closest GAAP measure and other additional information. Please see appendix slides 27 through 29 for information on 2021 estimated measures. (2) See slide 14 for core field description. (3) Reinvestment rate describes capital investment as a percentage discretionary cash flow. (4) Current development plan calls for $200-$225MM of capital investment in 2021 and ~$300MM/yr. of development capital in subsequent years. IRR is before tax.

Core Fields Offer Significant Stacked Pay and Low Risk Development Opportunities[1]



San Joaquin Fields
~72% of YE 2020 Reserves
Elk Hills | Buena Vista | Mt Poso
Los Angeles Fields
~24% of YE 2020 Reserves
Long Beach | Huntington Beach

At current development plan[2], CRC has more than **10 years' worth of economic core fields' inventory at $35/bbl** breakeven price

		NPV per well ($ MM)[3]
ELK HILLS	Discovered in 1911, the Eastern Shallow Oil Zone (ESOZ) area is one of CRC's largest assets on a reserve basis. This conventional sand reservoir with a gross thickness of over 2,000 ft has an average permeability of 1 Darcy and average porosity of 28%. This field has a mix of vertical and horizontal primary wells, followed by a secondary waterflood.	~$1.7
BUENA VISTA	Discovered in 1909 and directly to the south of Elk Hills, Buena Vista has similar shallow and deep conventional reservoirs with a gross thickness of 2,000 ft. and 3,000 ft., respectively. This field has significant shallow horizontal development and redevelopment opportunities with upside for future locations and multiple waterflood projects.	~$3.5
MT POSO	Discovered in 1926, this brownfield redevelopment program in the conventional shallow Vedder Sands and Pyramid Hills sands with a gross thickness of 500 ft. This program consist of a mix of vertical and horizontal primary wells and a pattern waterflood.	~$1.6
LONG BEACH	Discovered in 1932 and considered part of the "Giant" Wilmington oil field, it is comprised of 20 conventional sand reservoirs with a gross thickness of over 3,500 ft. Development is a mix of slant and horizontal primary wells along with CRC's largest waterflood project.	~$1.2
WORKOVERS	CRC's stacked pay reservoirs lend itself to significant opportunities which can be accessed through capital workover operations. Capital workovers are the most efficient method of adding new barrels as well as reserve additions.	~$0.9

2021 DRILLING AND WORKOVER PROGRAM IS EXPECTED TO DELIVER IRRs OF ~65% AND ~140%, RESPECTIVELY

(1) CRC has a significant permit inventory supporting its 2021 capital development program. CRC's areas under development have low risk from a permitting standpoint. (2) Breakeven price assumes 2021 capital plan of $200-$225MM and ~$300MM/year of development capital in subsequent years. (3) NPV per well is at $60/bbl and is before tax.

Low Leverage and Strong Balance Sheet = Winning Combination



- Acceleration of the Cash Return Business Model with robust leverage metrics should provide further equity support while demonstrating Balance Sheet Strength
- Renewed & Consistent Focus on Operational Efficiencies
- Balance Sheet Strength and Significant Free Cash Flow provides Attractive Investment Opportunity

2021E GUIDANCE IS EXPECTED TO DELIVER SOLID FREE CASH FLOW[1]


$800
$600
$400
$200
$0
$ Millions
$250 - $350 MM
2021E Adjusted EBITDAX[1]
Cash Interest
Distributions to noncontrolling interest holders
ARO
Costs to Achieve Savings[2]
Discretionary Cash Flow[3]
Capital
2021E Estimated FCF

CRC SCREENS ROBUSTLY AGAINST ITS PEERS[4]


High FCF / Low Leverage
High FCF / High Leverage
Low FCF / Low Leverage
Low FCF / High Leverage
CRC[1]
20%
15%
10%
5%
0%
-5%
2021E FCF Yield (%)
0.0x
0.5x
1.0x
1.5x
2.0x
2.5x
3.0x
3.5x
4.0x
Consensus 2021 Net Debt/EBITDA

Note: For all historical non-GAAP financial measures please see the Investor Relations page at www.crc.com for a reconciliation to the closest GAAP measure and other additional information. Please see appendix slides 27 through 29 for information on 2021 estimated measures. (1) Estimates based on 2021 guidance, see slide 12. (2) Represents one-time, non-recurring costs specific to 2021 capital plan only. (3) Discretionary cash flow = Adjusted EBITDAX – interest expense – JV distributions – ARO and idle well testing (4) Peers include: BRY, CDEV, CLR, COP, CPE, CVE-TSE, DEN, DVN, EOG, ERF, FANG, HES,LPI, MEG-TSE, MGY, MRO, MTDR, MUR, OVV, OXY, PDCE, PXD, QEP, SM, SU-TSE, TALO, VET, XEC. Source : FactSet as of February 28th, 2021.

Committed to ESG

ENVIRONMENTAL



CRC's 2030 **Sustainability Goals align with California's landmark goals** as a signatory of the Paris Climate Accord

CRC **methane emissions declined by ~63%** since 2013

SOCIAL



CRC's values of **Character, Responsibility and Commitment** direct how we conduct our business, contribute to our communities, support local economies, protect the environment, and interact daily with our stakeholders.

Our Diversity & Gender metrics reflect our **consistent focus on strengthening our organization**

GOVERNANCE



CRC's **new Board of experienced & independent Directors from diverse backgrounds** will build on CRC's exemplary ESG performance

CRC's 2021 **compensation metrics are tied to our ESG targets**


WATER
METHANE
2030 GOAL
RENEWABLE
CARBON
CO_2


2019 SUSTAINABILITY REPORT

CDP DRIVING SUSTAINABLE ECONOMIES

GRI

SASB

- **CRC remains dedicated to improving upon all ESG & HSE metrics** while continuing to deliver reliable and affordable energy to California
- **2020 was CRC's best year for safety to date.** Our safety performance continues to surpass the rest of the Oil and Natural Gas industry as well as most other sectors including finance & insurance, radio & television broadcasting and publishing industries[1].
- **Proactive idle well/ARO management approach** which optimizes for long term value while fulfilling regulatory requirements

METHANE EMISSIONS CONTINUE TO IMPROVE


12,000
10,000
8,000
6,000
4,000
2,000
0
Methane Emissions (Metric Tonnes/year)
2016
2017
2018
2019

Attained **CDP's highest climate disclosure ranking for the second year in a row** among all U.S. oil and gas companies with an A-, tying for first with one other U.S.-based E&P

For additional information please refer to CRC's Sustainability Report which references both Sustainability Accounting Standards Board (SASB) and Global Reporting Initiative (GRI) standards at crc.com/sustainability.

(1) Source: Bureau of Labor Statistics; CRC's IIR applies to CRC employees, employees of our joint ventures, suppliers and vendors while working on our operations.


STEWARDING OUR RETURNS-FOCUSED BUSINESS MODEL
CALIFORNIA RESOURCES CORPORATION

CRC's Reserves Value at Current Prices Provides Equity Upside

CURRENT OIL PRICING OFFERS ROBUST UPSIDE

PV-10 Reserves Value[1] and Metrics At SEC Price Deck and Today's Prices



$5,720 MM³
96% of PV-10¹ from Core Fields⁶
$2,426 MM²
SEC Price Deck²
442 MMboe
$60 Brent³
509 MMboe

RESERVES MULTIPLE COMPARED TO PEERS[4] SHOWS STRONG INVESTMENT OPPORTUNITY



5.0x
4.0x
3.0x
2.0x
1.0x
0.0x
EV/SMOG⁵
1.3x
1 2 3 4 5 6 7 Avg. 8 9 10 11 12 13 14 15 16 CRC

	SEC Price Deck[2]	$60 Brent[3]
Total Proved Reserves / 2020 Exit Production	11.8 years	13.6 years
PV-10[1] ($MM)	$2,426	$5,720
PV-10[1] / Net Debt[1] ($)	4.2x	9.8x
Net Debt[1] / Total Proved Reserves ($/boe)	$1.31	$1.14
EV[5]/Total Proved Reserves ($/boe)	$5.82	$5.06
PV-10[1] /Total Proved Reserves ($/boe)	$5.49	$11.24
EV[5]/PV-10[1] ($)	1.1x	0.4x

(1) PV-10 is as of December 31, 2020. Net Debt is as of December 31, 2020, proforma for the high yield offering completed in January 2021, see slide 26. PV-10 and Net Debt are non-GAAP measures. For all historical non-GAAP financial measures please see the Investor Relations page at www.crc.com for a reconciliation to the closest GAAP measure and other additional information. Please see appendix slides 27 through 29 for information on 2021 estimated measures. (2) Represents FY2020 Reserves at SEC prices as of December 31, 2020 and after factoring in price realizations reflect average realized pricing of $42.35 per barrel for oil, $26.42 per barrel for NGLs and $2.28 per Mcf for natural gas. (3) Average realized prices used to estimate our reserves were $60 per barrel for oil, $38.75 per barrel of NGLs and $2.50 per Mcf for natural gas. GAAP does not prescribe a standardized measure of reserves on a basis other than SEC pricing. As such, no standardized measure of proved reserves using $60 per barrel for oil, $38.75 per barrel of NGLs and $2.50 per Mcf for natural gas has been provided (4) Peers consist of AR, BRY, COG, CPE, CRC, CRK, KOS, MGRY, MTDR, MUR, PDCE, QEP, RRC, SM, SWN, VET, XEC. Source FactSet as of March 17, 2021. (5) Enterprise Value estimated as of March 17, 2021. SMOG as of December 31, 2020. (6) See slide 13 for core field description.

CRC Targets ~$1.5 Billion of Sustainable Free Cash Flow Over Next Five Years[1]

SUSTAINABLE FREE CASH FLOW GENERATION AND DECREASING LEVERAGE FOR 2021 THROUGH 2025[2] PERIOD



Cumulative FCF ($ MM)[1]
Net Debt/Adj. EBITDAX[1]
$1,750
$1,500
$1,250
$1,000
$750
$500
$250
$0
$ Millions
0.5x
0.0x
-0.5x
Net Debt/ Adj. EBITDAX[1]
2021E
2022E
2023E
2024E
2025E
Subsequent annual leverage multiple is expected to fall below 0

STRONG FINANCIAL FOUNDATION

Sustainable free cash flow further underpins our financial health and paves a pathway to even greater financial flexibility to **DRIVE VALUE:**

- Increase credit ratings
- Refinance debt at even lower rates
- Continue to optimize capital structure and terms

RESPONSIBLE STEWARDSHIP

Evaluate best method to provide returns to shareholders

Return Cash to Shareholders	Reinvest in the Business	Resource Capture Near Core
Share Repurchases Special Dividend Dividend (Variable / Fixed)	Reinvestment opportunities meeting economic thresholds	Strategic Bolt-Ons Asset Acquisitions & Divestitures M&A

(1) The Free Cash Flow amount shown is cumulative over the 2021-25 period. Please see footnote 2 for certain assumptions used to calculate Free Cash Flow over the period. Free cash flow and adjusted EBITDAX represent non-GAAP figures. For all historical non-GAAP financial measures please see the Investor Relations page at www.crc.com for a reconciliation to the closest GAAP measure and other additional information. Please see appendix slides 27 through 29 for information on 2021 estimated measures. (2) Free cash flow targets for the periods shown assume flat price of $60 per barrel of oil, flat $38.75 per barrel of NGLs, NYMEX gas of $2.75 per mcf, unhedged crude oil realization of 97%, NGL realization of 65% of crude price and natural gas realizations of 110%, annual net production between 98-100 mboepd and annual net oil production between 61 and 67mbopd, decline rates between 13-15%, 2021 annual operating costs and G&A costs toward the low end of the 2021E guidance range and sustained at the lower run-rate for the duration of the forecast, no cost inflation, no changes in working capital, and reinvestment rates of ~40% of 2021E discretionary free cash flow in 2021 and ~50% of estimated discretionary cash flow in 2022+. Calculation of discretionary cash flow outlined on slide 15.

CRC's Optimized Strategy Provides a Quality Investment Opportunity

1 COST & OPERATIONAL EXCELLENCE

It's all about execution

Build a track record of cash-optimized operations

Efficient Operating Model

2 DISCIPLINED INVESTING

Invest in our shallow decline asset base

Target quick payback, high returns, within reinvestment target

Prudent Investment and Prioritization of Best Projects

3 PORTFOLIO MANAGEMENT

Continuous optimization of assets

Focus on core assets, Remain committed to ESG

Responsible, Value-Focused Stewardship

In Excess of $1.5B Cumulative Targeted Sustainable Free Cash Flow[1] 2021-2025

Strong Financial Foundation

- Targets <1.5x Leverage
- Maintains Liquidity of ~$300MM
- Prioritizes economic returns to shareholders

(1) FCF is a non-GAAP measure. For all historical non-GAAP financial measures please see the Investor Relations page at www.crc.com for a reconciliation to the closest GAAP measure and other additional information. Please see appendix slides 27 through 29 for information on 2021 estimated measures. 2021E FCF based on 2021E guidance provided on slide 12. Please see slide 19 for assumptions used to calculate Free Cash Flow over the period.



❯ SUPPLEMENTAL MATERIALS

CRC's Leading Safety Rating Better Than Ever

CRC had its Best-Ever Safety Performance in 2020, Surpassing the Oil & Gas Industry…



1.0
0.8
0.6
0.4
0.2
0.0
Injury & Illness Rate (IIR)1 (per 200,000 hours)
0.28
2018
2019
2020
CRC
Oil & Gas

…and Outperforming Most Other Industries



4.0
3.5
3.0
2.5
2.0
1.5
1.0
0.5
0.0
2019 Injury & Illness Rate (IIR)1 (per 200,000 hours)
CRC 2020
Level
CRC 2019
Finance & Insurance
O&G Extraction
Publishing Industries
Radio & TV Broadcasting
Colleges & Universities
Utilities
All Industries
Retail Trade

(1) Source: Bureau of Labor Statistics; CRC's IIR applies to CRC employees, employees of our joint ventures, suppliers and vendors while working on our operations. 2020 Industry data reflects 2019 actual data.

Hedging Program Provides Stable Cash Flow

STRATEGY

- CRC hedging strategy typically utilizes a mixture of Swaps, Puts and Collars to protect cash flow and to ensure CRC's ability to live within cash flow, and is also aligned with CRC's RBL requirements

CASH FLOW PROTECTED

- CRC has hedges in place for ~78% of anticipated oil production through June 2021 and ~72% through October 2022, and thereafter ~42% through 3Q 2023.

CURRENT HEDGE PROTECTION[1]

		1Q21	2Q21	3Q21	4Q21	2022	Jan-Oct 2023
SOLD CALLS	Barrels per Day	19,028	33,537	36,362	36,700	30,783	17,758
	Weighted Average Price per Barrel	$47.88	$48.73	$50.31	$60.70	$59.37	$58.01
PURCHASED PUTS	Barrels per Day	39,148	37,872	36,617	35,483	30,783	17,758
	Weighted Average Price per Barrel	$41.88	$40.00	$40.00	$40.00	$40.00	$40.00
SOLD PUTS	Barrels per Day	15,659	15,149	14,647	14,193	3,042	–
	Weighted Average Price per Barrel	$35.97	$31.41	$30.00	$32.00	$32.00	–
SWAPS	Barrels per Day	8,524	9,639	9,063	8,922	6,576	5,919
	Weighted Average Price per Barrel	$44.54	$46.35	$47.18	$48.57	$46.29	$47.57

(1) Hedges as of 2/28/21 and are based on weighted average Brent prices per barrel. The BSP JV has entered into crude oil derivatives as of that date that are included in our consolidated results but not in the above table.

Stabilizing Production with Quick High Impact Well Work and Capital Workovers

INCREMENTAL BARRELS THROUGH MAINTENANCE

- CRC has 9,490 net productive oil wells[1] of which ~90% are on artificial lift. Due to a backlog of wells accumulated in 2020, CRC has the ability to increase uptime and production through high impact well work and OPEX maintenance capital
- Through rapid technical identification & commercial analysis, well remediation work is prioritized to bring the highest impact wells back online first.
- As of January 2021, CRC had approximately 2,000 barrels of oil offline. Incremental OPEX can be used to bring these barrels back into production and represent the most efficient use of capital and fastest return of the PDP production



3 Convert to Waterflood Injector (select wells)
2 Workover – Bypassed Zone
1 New Drill Well – Initial Target



3 Lift optimization - accelerating oil production
2 Waterflood Zone Producer or Injector – wellbore's main objective
1 Log/Production Test Vedder Zone (Primary)
• De-risk future locations
• Delineate regional accumulation
• Control point to steer future horizontal producer

STRONG FOCUS ON BEST OPPORTUNITIES

- The 2021 Capital Workover program will consist of 181 workover projects across 22 fields and is routinely high graded to ensure we target our best available jobs with a focus on high return/quick payout opportunities
- Capital Workover program is continuously ranked and optimized on to ensure we target our best available jobs with a focus on high return/quick payout opportunities
- In addition to development opportunities, workover projects allow teams to incorporate learnings throughout the year to enhance results or mitigate technical risk



(1) As of December 31st, 2020. Net wells include wells reduced to our fractional interest.

Leverage our Integrated Assets to Uplift Margins, Lower Costs, Improve Flexibility



STRATEGIC INTEGRATION & OPERATIONAL STREAMLINING

- Elk Hills power plant reduces LOE ~$100mm/year, allows for more efficient operation of asset
- Gathering Systems provide access to multiple delivery points
- Gas compression, tank battery & oil processing facilities consolidations, operations optimization and chemical treatment program optimization
- Water and Steam Infrastructure lowers opex by self-supplying softened water for steam



INCREMENTAL REVENUE CAPTURE

- Gathering Systems provide access to multiple delivery points
- Additional liquids by processing off unit gas
- Potential sale of excess power to third parties
- Extended power sales contracts through 2023, capturing more favorable pricing



ADDITIONAL POSITIVE IMPACT ON CAPITAL EFFICIENCY

- Redeployed compression & gathering equipment to adjacent fields
- Potential to use Elk Hills system to process incremental third-party gas
- Oil and NGL Storage provides flexibility and avoids field shutdowns
- Relocated 85 MMBtu Steam Generator plant to Kern Front

IMPRESSIVE MIDSTREAM AND POWER GENERATION CAPACITY

Description	Quantity	Unit[(1)]	Capacity		
			San Joaquin Fields	Other Fields	Total
Gas Processing Plants	8	MMcf/d	525	40	565
Power Plants	3	MW	595	48	643
Steam Generators/Plants	>30	MBbl/d	150	—	150
Compressors	>300	MHp	320	31	351
Water Management Systems		MBw/d	1,900	2,055	3,955
Water Softeners	16	MBw/d	125	—	125
Oil and NGL Storage		MBbls	408	271	679
Gathering Systems		Miles			>8,000

(1) MW refers to megawatts of power; MBbl/d refers to thousand barrels of steam per day; MHp refers to thousand horsepower; MBw/d refers to thousand barrels of water per day; MBbl refers to thousands of barrels.

Future Presents Significant Liquidity and Financial Flexibility

ESTIMATED LIQUIDITY ROLL FORWARD



$800
$700
$600
$500
$400
$300
$200
$100
$0
$ Millions
$335 MM
~$680 MM
12/31/2020 Liquidity
Senior Notes Offering
L/C Reduction
Scheduled RBL Step-Down 1
2021E Free Cash Flow 3
12/31/2021 YE Liquidity

NO SIGNIFICANT MATURITIES UNTIL 2026



$800
$600
$400
$200
$0
$ Millions
Undrawn2
CRC 2021E Liquidity
2022
2023
2024
2025
2026
FY 21E Revolver Availability
Cash
2021e FCF 3
Revolver Balance
Senior Notes

CRC 12/31/20 DEBT SNAPSHOT PRO FORMA FOR JANUARY 2021 SENIOR NOTES OFFERING

2020 Revolving Credit Facility (RCF)	$	9
7.125% Senior Notes		600
Total Debt	**$**	**609**
Less Cash		(28)
Pro Forma (PF) Net Debt	**$**	**581**

CRC CURRENT EST. MULTIPLES DEMONSTRATE FLEXIBILITY[3]

RBL Borrowing Base	$ 1,200
2021E Free Cash Flow	$ 250-$350
PF Net Debt / 2020 Adjusted EBITDAX	1.2x
2020 Adjusted EBITDAX / 2020 Interest Expense	2.25x
PF Net Debt / 2021E Adjusted EBITDAX	0.9x
2021E Adjusted EBITDAX / Interest Expense	12.5x – 14.5x

(1) The RBL Credit Facility has a scheduled step-down in elected commitments at the Spring Borrowing Base Redetermination. (2) Undrawn revolver as of February 28, 2021. (3) Net Debt, Adj. EBITDAX and Free Cash Flow reflect non-GAAP financial measures. For all historical non-GAAP financial measures please see the Investor Relations page at www.crc.com for a reconciliation to the closest GAAP measure and other additional information. Please see appendix slides 27 through 29 for information on 2021 estimated measures. 2021E Adj EBITDAX and FCF based on 2021 guidance available on slide 12.

Adjusted EBITDAX Reconciliation

We define adjusted EBITDAX as earnings before interest expense; income taxes; depreciation, depletion and amortization; exploration expense; other unusual, infrequent and out-of-period items; and other non-cash items. We believe this measure provides useful information in assessing our financial condition, results of operations and cash flows and is widely used by the industry, the investment community and our lenders. Although this is a non-GAAP measure, the amounts included in the calculation were computed in accordance with GAAP. Certain items excluded from this non-GAAP measure are significant components in understanding and assessing our financial performance, such as our cost of capital and tax structure, as well as depreciation, depletion and amortization of our assets. This measure should be read in conjunction with the information contained in our financial statements prepared in accordance with GAAP. A version of Adjusted EBITDAX is a material component of certain of our financial covenants under our Revolving Credit Facility and is provided in addition to, and not as an alternative for, income and liquidity measures calculated in accordance with GAAP. The following table represents a reconciliation of the GAAP financial measures of net income and net cash provided by operating activities to the non-GAAP financial measure of adjusted EBITDAX.

	FY 2021E Estimated	
($ millions)	**Low**	**High**
Net income	$285	$335
Interest and debt expense, net	55	65
Depreciation, depletion and amortization	210	230
Exploration expense	5	15
Other non-cash items	70	80
Estimated Adjusted EBITDAX	**$625**	**$725**

	FY 2021E Estimated	
($ millions)	**Low**	**High**
Net cash provided by operating activities	$450	$575
Cash Interest	31	36
Exploration expenditures	5	15
Working capital changes	139	99
Estimated Adjusted EBITDAX	**$625**	**$725**

Note: Management is not providing guidance on income taxes or any other unusual or infrequent events at this time.

Other Reconciliations

Leverage and Net Debt

We calculate the leverage ratio by dividing net debt by adjusted EBITDAX for the applicable period. We define net debt as the face value of our debt less available cash. We believe the leverage ratio is an important metric of the operational and financial health of our Company and is useful to investors as an indicator of our ability to incur additional debt and to service our existing debt. The following table presents a reconciliation of our leverage ratio Leverage ratio is a supplemental measure of our performance that is not required by or presented in accordance with U.S. generally accepted accounting principles ("GAAP").

	FY 2021E Estimated	
(in millions)	**Low**	**High**
Face value of debt	$600	$600
Available cash	(350)	(250)
Net Debt	**$250**	**$350**
Adjusted EBITDAX	$725	$625
Leverage Ratio	**0.3x**	**0.6x**

Other Reconciliations (cont'd)

Discretionary Cash Flow & Free Cash Flow

Management uses discretionary cash flow, which is defined as the cash available after distributions to noncontrolling interest holders, cash interest, ARO and idle well testing and the one-time costs to achieve the 2021 cost savings, excluding the effect of working capital changes but before our internal capital investment. Management uses discretionary cash flow as a measure of the availability of cash to reduce debt or fund investments. Management uses free cash flow, which is defined as discretionary cash flow less capital investment as a measure of liquidity. The following table presents a reconciliation of our adjusted EBITDAX to discretionary cash flow and a reconciliation of our discretionary cash flow to free cash flow. Discretionary cash flow and free cash flow are supplemental measures of our performance that are not required by or presented in accordance with U.S. generally accepted accounting principles ("GAAP").

	FY 2021E Estimated	
($ millions)	Low	High
Estimated Adjusted EBITDAX	$625	$725
Cash interest	(36)	(31)
Distributions paid to noncontrolling interest holders	(55)	(45)
Asset retirement obligations and idle well testing	(50)	(45)
Costs to achieve savings	(24)	(44)
Estimated Discretionary Cash Flow	**$460**	**$560**

	FY 2021E Estimated	
($ millions)	Low	High
Net cash provided by operating activities	$450	$575
Capital Investment	(200)	(225)
Estimated Free Cash Flow	**$250**	**$350**


LUFKIN

CALIFORNIA RESOURCES CORPORATION

Joanna Park (Investor Relations)

818-661-3731

Joanna.Park@crc.com

Richard Venn (Media)

818-661-6014

Richard.Venn@crc.com